UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 19, 2004 (July 19, 2004)

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address for principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(952) 835-5900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press release issued July 19, 2004 setting date for conference call and revising earnings guidance.

ITEM 9. REGULATION FD DISCLOSURE

On July 19, 2004, Analysts International Corporation announced revised earnings guidance for its second quarter ended July 3, 2004 and set a date for its conference call for the second quarter of fiscal 2004.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 19, 2004, Analysts International Corporation announced revised earnings guidance for its second quarter ended July 3, 2004 and set a date for its conference call for the second quarter of fiscal 2004.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2004	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel